UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-09253

                             Wells Fargo Funds Trust
               (Exact name of registrant as specified in charter)

                     525 Market St., San Francisco, CA 94105
               (Address of principal executive offices) (Zip code)

                                C. David Messman
                        Wells Fargo Funds Management, LLC
                     525 Market St., San Francisco, CA 94105
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 800-643-9691

Date of fiscal year end: December 31, 2008

Date of reporting period: December 31, 2008

ITEM 1. REPORT TO SHAREHOLDERS


                                                              [WELLS FARGO LOGO]

[REDUCE CLUTTER. SAVE TREES. LOGO]

Sign up for electronic delivery of prospectuses and shareholder reports at WWW.WELLSFARGO.COM/ADVANTAGEDELIVERY

[GRAPHICS]   ANNUAL REPORT

             December 31, 2008

             WELLS FARGO MANAGED ACCOUNT COREBUILDER SHARES(SM)

             - SERIES G

                                                     REDUCE CLUTTER. SAVE TREES.

                                              Sign up for electronic delivery of
                                         prospectuses and shareholder reports at
                                            WWW.WELLSFARGO.COM/ADVANTAGEDELIVERY

Contents

PERFORMANCE HIGHLIGHTS
CoreBuilder Shares - Series G..........................................     2
PORTFOLIO OF INVESTMENTS
CoreBuilder Shares - Series G..........................................     6
FINANCIAL STATEMENTS
Statement of Assets and Liabilities....................................     8
Statement of Operations................................................     9
Statement of Changes in Net Assets.....................................    10
Financial Highlights...................................................    12
NOTES TO FINANCIAL STATEMENTS..........................................    14
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................    19
OTHER INFORMATION......................................................    20
LIST OF ABBREVIATIONS..................................................    23

The views expressed are as of December 31, 2008, and are those of the Fund managers. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO MANAGED ACCOUNT COREBUILDER SHARES.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

2 Wells Fargo Managed Account CoreBuilder Shares

                                              Performance Highlights (Unaudited)

WELLS FARGO MANAGED ACCOUNT COREBUILDER SHARES - SERIES G

INVESTMENT OBJECTIVE

The WELLS FARGO MANAGED ACCOUNT COREBUILDER SHARES - SERIES G FUND (the Fund) seeks total return, consisting of current income and capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Michael J. Bray, CFA
W. Frank Koster

FUND INCEPTION

April 15, 2008

PERFORMANCE SUMMARY

TOTAL RETURN AS OF DECEMBER 31, 2008

FUND                                            LIFE OF FUND
----                                            ------------
CoreBuilder Shares - Series G                      5.41%
Barclays Capital U.S. Securitized Index(1)         3.01%

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE BY CALLING 1-800-368-0627.

GROWTH OF $10,000 INVESTMENTS(2)
(AS OF DECEMBER 31, 2008)


                                                Barclays Capital U.S.
            CoreBuilder Shares Series G         Securitized Index
---------------------------------------------------------------------
 4/15/2008                       10,000                        10,000
 4/30/2008                       10,000                        10,040
 5/31/2008                        9,975                        10,003
 6/30/2008                        9,982                         9,972
 7/31/2008                        9,992                         9,954
 8/31/2008                       10,069                        10,051
 9/30/2008                       10,203                        10,064
10/31/2008                       10,054                         9,844
11/30/2008                       10,249                        10,025
12/31/2008                       10,541                        10,301
---------------------------------------------------------------------


-----------
1. The Barclays Capital U.S. Securitized Index is an unmanaged composite of asset-backed securities, collateralized mortgage-backed securities (ERISA-eligible) and fixed rate mortgage-backed securities. You cannot invest directly in an Index.

2. The chart compares the performance of the WELLS FARGO COREBUILDER SHARES - SERIES G FUND for the life of the Fund with the Barclays Capital U.S. Securitized Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

                                Wells Fargo Managed Account CoreBuilder Shares 3

Performance Highlights (Unaudited)

           WELLS FARGO MANAGED ACCOUNT COREBUILDER SHARES - SERIES G (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- The Fund posted solid absolute and benchmark-relative returns over the period.

- The Fund benefited from a significant underweighting in mortgages at the beginning of the period because of the slowing housing market and U.S. economy. As mortgages cheapened relative to U.S. Treasuries, we gradually added to the Fund's positions.

- Although it was a mild drag to performance during the fourth quarter of 2008, we believe that the Fund's exposure to asset-backed securities and Ginnie Mae project loans could leave it poised to benefit from a potential recovery of valuations in these sectors.

ECONOMIC DATA RELEASED OVER THE COURSE OF THE PERIOD WENT FROM BAD TO WORSE.

The National Bureau of Economic Research (NBER) officially pronounced that the U.S. economy entered a recession in December 2007. The final estimate of third-quarter 2008 GDP growth of -0.5% will almost certainly compare favorably to fourth-quarter GDP growth, which is expected to be in the range of -4.0% to -6.0%. As evidence, a number of key economic indicators reached multidecade lows during the last half of the year, including housing starts, payroll employment, Purchasing Managers Index (PMI), and consumer confidence. Consumers continue to struggle with declining home prices, negative wealth effects, increasing job losses, and tight credit conditions.

PORTFOLIO ALLOCATION(4)
(AS OF DECEMBER 31, 2008)

Asset Backed Securities                                       1%
Collateralized Mortgage Securities                           17%
Corporate Bonds                                               4%
Municipal Bonds                                               2%
U.S. Treasury Bonds                                           9%
U.S. Treasury Notes                                          16%
Federal Agencies                                             48%
Cash Management                                               3%


In response, the Fed took significant action during the year, lowering its federal funds target rate from over 4.00% to a range of 0.25% to 0.00%. Additional policy responses have been implemented by the U.S. Treasury Department and other government agencies as new problems came to light and the economic malaise continued to broaden and worsen. The majority of these responses have been targeted at bolstering corporate balance sheets (for example, banks, autos, etc.), otherwise restoring confidence in our financial system and trying to ease the decline in our domestic housing stock. It is clear that we are not out of the woods yet because 2009 has started no differently than last year ended, but we are hopeful that progress is being made.

Two broad themes for the fixed-income investor have resulted from this broad economic backdrop. First, interest rates have dropped precipitously over the year

----------
3.    Portfolio allocation is subject to change.

4 Wells Fargo Managed Account CoreBuilder Shares

                                              Performance Highlights (Unaudited)

WELLS FARGO MANAGED ACCOUNT COREBUILDER SHARES - SERIES G (CONTINUED)

as mentioned, considerably driving up government and agency bond prices. Second, pervasive economic uncertainty and pessimism have meant that all risk assets (for example, equities, corporate bonds, mortgage bonds, real estate, etc.) have cheapened relative to their near risk-free alternatives (U.S. Treasuries and cash). The result of these divergent paths is that U.S. Treasury securities returned 10% to 20% for the year, agency mortgages 5% to 10% for the year, and investment-grade corporate bonds -5% to -10% for the year. Further down the risk spectrum (for example, high-yield corporate bonds, private label mortgages, etc.), the returns were far worse.

OUR CHANGES TOOK INTO ACCOUNT OUR EXPECTATION THAT THE MORTGAGE MARKET WOULD UNDERPERFORM EARLY IN THE PERIOD.

We anticipated mortgage market underperformance at the start of the period, and we underweighted the sector as a result. As mortgages cheapened relative to U.S. Treasuries over the course of the summer and fall, we gradually added to the portfolio's positions. With cautious confidence that policy responses were having the desired effect on our economy and housing market, we went mildly overweight the mortgage sector during the middle of the fourth quarter of 2008. In addition to these broad sector weightings, the portfolio benefited from several coupon swaps within the mortgage market, as there were periods of heightened volatility between coupons over the course of the period.

Ginnie Mae project loans also make up a significant portion of the portfolio, approximately 10%, yet are not in the benchmark. As mentioned above, the performance of this sector lagged over the course of the period and had a detrimental impact on portfolio performance relative to the benchmark. We continue to like these holdings and believe they represent excellent value. Patience with these holdings is possible because the Ginnie Mae wrap means they are backed by the full faith and credit of the U.S. government.

WE BELIEVE THAT THE MARKET AND ECONOMIC OUTLOOK WILL CONTINUE TO BE DIFFICULT TO PREDICT ACCURATELY FOR THE FORESEEABLE FUTURE.

It is clear we are in a recession, as evidenced by falling housing prices, increasing unemployment, and fluctuating equity markets. Although there are no clear catalysts to correct this slide, there have been numerous, real policy responses targeted at such a correction. An enormous amount of liquidity has been injected into our markets and economy, at the very least demonstrating our government's willingness to be aggressive in solving the problem.

It's difficult to say when these initiatives will take hold, and so we believe that a conservative approach to risk and the markets is warranted for the near term. The portfolio is invested predominantly in agency mortgages and very short-dated asset-backed securities. When we feel that it is safe to assume more risk relative to the benchmark, we will do so.

                                Wells Fargo Managed Account CoreBuilder Shares 5

Performance Highlights (Unaudited)

           WELLS FARGO MANAGED ACCOUNT COREBUILDER SHARES - SERIES G (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF DECEMBER 31, 2008)

                                                                                  6-Months*   Life of Fund*
                                                                                  ---------   -------------
CoreBuilder Shares - Series G                                                        5.58         5.41
Barclays Capital U.S. Securitized Index(1)                                           3.30         3.01

*     Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE BY CALLING 800-368-0627.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Active trading results in increased turnover and trading expenses and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to mortgage- and asset-backed securities risk. Consult the Fund's prospectus for additional information on these and other risks. The U.S. Government guarantee applies to certain of the underlying securities and not to shares of the Fund.

CoreBuilder Shares are a series of investment options within the separately managed accounts advised or subadvised by Wells Fargo Funds Management, LLC. The shares are fee-waived mutual funds that enable certain separately managed account investors to achieve greater diversification than smaller managed accounts might otherwise achieve.

6 Wells Fargo Managed Account CoreBuilder Shares

                                   Portfolio of Investments -- December 31, 2008

COREBUILDER SHARES - SERIES G

PRINCIPAL         SECURITY NAME                                                  INTEREST RATE   MATURITY DATE       VALUE
AGENCY SECURITIES: 83.82%
FEDERAL HOME LOAN MORTGAGE CORPORATION: 6.95%
$        153,790  FHLMC #A77459                                                        7.50%      05/01/2038      $   160,212
         546,690  FHLMC #H09174                                                        5.50       03/01/2038          548,644

                                                                                                                      708,856
                                                                                                                  -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION: 75.44%
         114,683  FNMA #256986                                                         7.00       11/01/2037          117,921
         287,991  FNMA #257307                                                         6.00       08/01/2038          296,778
         109,528  FNMA #934370                                                         5.50       08/01/2038          112,391
         328,493  FNMA #941312                                                         6.50       07/01/2037          341,563
         182,988  FNMA #976190                                                         7.50       05/01/2038          192,060
         223,831  FNMA #987853                                                         5.50       08/01/2038          229,681
       2,820,000  FNMA TBA%%                                                           5.00       01/01/2039        2,879,045
       1,500,000  FNMA TBA%%                                                           5.50       01/01/2024        1,544,532
         925,000  FNMA TBA%%                                                           5.50       01/01/2039          948,125
       1,000,000  FNMA TBA%%                                                           6.00       01/01/2039        1,029,375

                                                                                                                    7,691,471
                                                                                                                  -----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 1.43%
       3,666,045  GNMA SERIES 2002-53 CLASS IO+/- (C)                                  1.01       04/16/2042           99,940
          45,645  GNMA SERIES 2005-90 CLASS A                                          3.76       09/16/2028           45,721

                                                                                                                      145,661
                                                                                                                  -----------

TOTAL AGENCY SECURITIES (COST $8,447,608)                                                                          8,545,988
                                                                                                                  -----------

ASSET BACKED SECURITIES: 4.53%
         190,000  CAPITAL AUTO RECEIVABLES ASSET TRUST SERIES 2007-4
                  CLASS A3B+/-                                                         1.90       12/15/2011          173,526
          70,000  DISCOVER CARD MASTER TRUST SERIES 2008-A4 CLASS A4                   5.65       12/15/2015           62,138
          99,624  USAA AUTO OWNER TRUST SERIES 2005-3 CLASS A4                         4.63       05/15/2012           97,907
         130,000  USAA AUTO OWNER TRUST SERIES 2007-2 CLASS A3                         4.90       02/15/2012          128,432

TOTAL ASSET BACKED SECURITIES (COST $486,248)                                                                        462,003
                                                                                                                  -----------

COLLATERALIZED MORTGAGE OBLIGATIONS: 21.20%
         196,770  CHASE MORTGAGE FINANCE CORPORATION SERIES 2005-A1 CLASS
                  2A2+/-                                                               5.24       12/25/2035          163,544
         132,530  FHLMC SERIES T-42 CLASS A5                                           7.50       02/25/2042          138,908
          93,526  FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-57
                  CLASS 2A1+/-                                                         5.59       07/25/2043           94,447
          89,637  FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-59
                  CLASS 2A1+/-                                                         5.63       10/25/2043           90,630
          83,111  FNMA SERIES 2005-W4 CLASS 3A+/-                                      5.60       06/25/2035           74,657
         138,690  FNMA WHOLE LOAN SERIES 2004-W11 CLASS 1A3                            7.00       05/25/2044          142,807
         139,932  FNMA WHOLE LOAN SERIES 2004-W15 CLASS 1A3                            7.00       08/25/2044          142,993
         471,461  GNMA SERIES 2006-3 CLASS A                                           4.21       01/16/2028          475,116
         123,116  GNMA SERIES 2007-12 CLASS A                                          3.96       06/16/2031          123,592
          69,902  GNMA SERIES 2007-69 CLASS TA+/-                                      4.85       06/16/2031           71,219
       4,300,813  GNMA SERIES 2008-22 CLASS XM+/-                                      1.08       02/16/2049          255,547
          96,585  GNMA SERIES 2008-39 CLASS A                                          4.50       02/16/2023           97,649
          84,975  GNMA SERIES 2008-45 CLASS A                                          3.58       04/16/2027           84,933
         110,000  LEHMAN BROTHERS-UBS COMMERCIAL MORTGAGE TRUST SERIES
                  2003-C8 CLASS A3                                                     4.83       11/15/2027          101,642
         120,000  TIAA REAL ESTATE CDO LIMITED SERIES 2007-C4 CLASS A3+/-              6.09       08/15/2039          103,346

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $2,182,963)                                                        2,161,030
                                                                                                                  -----------

US TREASURY SECURITIES: 10.15%

US TREASURY NOTES: 10.15%
       1,020,000  US TREASURY NOTE                                                     1.50       10/31/2010        1,035,220
                                                                                                                  -----------

TOTAL US TREASURY SECURITIES (COST $1,018,834)                                                                     1,035,220
                                                                                                                  -----------

                                Wells Fargo Managed Account CoreBuilder Shares 7

Portfolio of Investments -- December 31, 2008

COREBUILDER SHARES - SERIES G

SHARES          SECURITY NAME                                                                               VALUE
SHORT-TERM INVESTMENTS: 42.70%

MUTUAL FUNDS: 41.72%
     4,253,430  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~ +++                                            $  4,253,430
                                                                                                         ------------

PRINCIPAL                                                             INTEREST RATE     MATURITY DATE
US TREASURY BILLS: 0.98%
$       50,000  US TREASURY BILL##                                         0.03%         03/26/2009            49,994
        50,000  US TREASURY BILL## #                                       0.55          01/02/2009            50,000
                                                                                                               99,994
                                                                                                         ------------

TOTAL SHORT-TERM INVESTMENTS (COST $4,353,427)                                                              4,353,424
                                                                                                         ------------

TOTAL INVESTMENTS IN SECURITIES
(COST $16,489,080)*                                         162.40%                                      $ 16,557,665
OTHER ASSETS AND LIABILITIES, NET                           (62.40)                                        (6,361,799)
                                                            ------                                       ------------
TOTAL NET ASSETS                                            100.00%                                      $ 10,195,866
                                                            ------                                       ------------

-----------
+/-   Variable rate investments.

%%    Securities issued on a when-issued (TBA) basis. (See Note 2)

(c) Interest-only securities entitle holders to receive only the interest payments on the underlying mortgages. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents the coupon rate.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Fund does not pay an investment advisory fee for such investments.

+++   Short-term security of an affiliate of the Fund with a cost of $4,253,430.

##    Zero coupon bond. Interest rate presented is yield to maturity.

#     Security pledged as collateral for futures transactions. (See Note 2)

* Cost for federal income tax purposes is $16,505,466 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $138,043
Gross unrealized depreciation                 (85,843)
                                             --------
Net unrealized appreciation (depreciation)   $ 52,200

The accompanying notes are an integral part of these financial statements.

8 Wells Fargo Managed Account CoreBuilder Shares

                        Statement of Assets and Liabilities -- December 31, 2008

                                                                                                         CoreBuilder
                                                                                                      Shares - Series G
                                                                                                      -----------------
ASSETS
   Investments
     In securities, at fair value ..............................................................        $ 12,304,235
     In affiliates .............................................................................           4,253,430
                                                                                                        ------------
   Total investments at fair value (see cost below) ............................................          16,557,665
                                                                                                        ------------
   Variation margin receivable on futures contracts ............................................                 219
   Receivable for investments sold .............................................................                 886
   Receivables for dividends and interest ......................................................              26,335
                                                                                                        ------------
Total assets ...................................................................................          16,585,105
                                                                                                        ------------

LIABILITIES
   Payable for investments purchased ...........................................................           6,345,113
   Dividends payable ...........................................................................              44,126
                                                                                                        ------------
Total liabilities ..............................................................................           6,389,239
                                                                                                        ------------
TOTAL NET ASSETS ...............................................................................        $ 10,195,866
                                                                                                        ============

NET ASSETS CONSIST OF
   Paid-in capital .............................................................................        $ 10,046,640
   Undistributed net investment income (loss) ..................................................               3,919
   Undistributed net realized gain (loss) on investments .......................................              90,407
   Net unrealized appreciation (depreciation) of investments, foreign currencies and
     translation of assets and liabilities denominated in foreign currencies ...................              68,585
   Net unrealized appreciation (depreciation) of futures .......................................             (13,685)
                                                                                                        ------------
TOTAL NET ASSETS ...............................................................................        $ 10,195,866
                                                                                                        ============

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
   Net assets ..................................................................................        $ 10,195,866
   Shares outstanding ..........................................................................           1,004,650
   Net asset value per share ...................................................................        $      10.15
                                                                                                        ------------

Investments at cost ............................................................................        $ 16,489,080
                                                                                                        ------------

---------
1.    Each Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

                                Wells Fargo Managed Account CoreBuilder Shares 9

Statement of Operations -- For the Period Ended December 31, 2008*

                                                                                       CoreBuilder
                                                                                    Shares - Series G
                                                                                    -----------------
INVESTMENT INCOME
       Interest ...............................................................        $ 144,279
       Income from affiliated securities ......................................          103,099
                                                                                       ---------
Total investment income .......................................................          247,378
                                                                                       ---------
Net investment income (loss) ..................................................          247,378
                                                                                       ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

NET REALIZED GAIN (LOSS) FROM
       Securities, foreign currencies and foreign currency translation ........          281,617
       Futures transactions ...................................................          (57,503)
                                                                                       ---------
Net realized gain and loss from investments ...................................          224,114
                                                                                       ---------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
       Securities, foreign currencies and foreign currency translation ........           68,585
       Futures transactions ...................................................          (13,685)
                                                                                       ---------
Net change in unrealized appreciation (depreciation) of investments ...........           54,900
                                                                                       ---------
Net realized and unrealized gain (loss) on investments ........................          279,014
                                                                                       ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...............        $ 526,392
                                                                                       =========

*     Period from the inception of the Fund April 15, 2008 through December 31,
      2008.

The accompanying notes are an integral part of these financial statements.

10 Wells Fargo Managed Account CoreBuilder Shares - Series G

                                              Statement of Changes in Net Assets

                                                                                          For the
                                                                                        Period Ended
                                                                                     December 31, 2008*
                                                                                     ------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
 Net investment income (loss) .................................................        $    247,378
 Net realized gain (loss) on investments ......................................             224,114
 Net change in unrealized appreciation (depreciation) of investments ..........              54,900
                                                                                       ------------
Net increase (decrease) in net assets resulting from operations ...............             526,392
                                                                                       ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income ........................................................            (362,066)
 Net realized gain on sales of investments ....................................             (15,100)
                                                                                       ------------
Total distributions to shareholders ...........................................            (377,166)
                                                                                       ------------

CAPITAL SHARES TRANSACTIONS
 Proceeds from shares sold ....................................................          10,046,640
                                                                                       ------------
Net increase (decrease) in net assets resulting from capital share
 transactions - Total .........................................................          10,046,640
                                                                                       ------------
NET INCREASE (DECREASE) IN NET ASSETS .........................................          10,195,866
                                                                                       ============
ENDING NET ASSETS .............................................................        $ 10,195,866
                                                                                       ============

SHARES ISSUED AND REDEEMED
 Shares sold ..................................................................           1,004,650
                                                                                       ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
TRANSACTIONS ..................................................................           1,004,650
                                                                                       ============

Ending balance of undistributed net investment income (loss) ..................        $      3,919
                                                                                       ------------

*     Period from the inception of the Fund April 15, 2008 through December 31,
      2008.

The accompanying notes are an integral part of these financial statements.

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

12 Wells Fargo Managed Account CoreBuilder Shares

                                                            Financial Highlights

                                               Beginning                    Net Realized    Distributions
                                               Net Asset        Net        and Unrealized     from Net
                                               Value Per     Investment      Gain (Loss)     Investment
                                                 Share     Income (Loss)   on Investments      Income
                                               ---------   -------------   --------------   -------------
COREBUILDER SHARES - SERIES G
April 15, 20083 to December 31, 2008 .......     $10.00         0.25            0.28           (0.36)

-----------
1. Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

2. Portfolio turnover rates presented for periods of less than one year are not annualized.

3.    Commencement of operations.

4.    Portfolio turnover ratio excluding TBAs is 10%.

The accompanying notes are an integral part of these financial statements.

                               Wells Fargo Managed Account CoreBuilder Shares 13

Financial Highlights

                                                      Net Investment
                                         Ending       Income (Loss)
 Distributions       Distributions     Net Asset     Ratio to Average                    Portfolio    Net Assets at
   from Net          in Excess of      Value Per        Net Assets          Total         Turnover    End of Period
Realized Gains      Realized Gains       Share         (Annualized)       Return(1)       Rate(2)    (000s) omitted
--------------      --------------     ---------     ----------------     ----------     ---------    --------------

    (0.02)               0.00            $10.15           3.48%             5.41%         495% (4)       $10,196

14 Wells Fargo Managed Account CoreBuilder Shares

                                                   Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust commenced operations on November 8, 1999 and at December 31, 2008 was comprised of 99 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the CoreBuilder Shares - Series G.

CoreBuilder Shares - Series G has been developed as an investment option within the separately managed accounts advised or subadvised by Wells Fargo Funds Management, LLC. CoreBuilder Shares - Series G is a special purpose fund that is used in combination with selected individual securities to effectively model institutional-level investment strategies. CoreBuilder Shares - Series G enables certain separately managed account investors to achieve greater diversification than small managed accounts might otherwise achieve.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Under the Trust's organizational documents, their officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Fund's Fair Valuation Procedures.

Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Trust's Board of Trustees. The service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service's judgment, these prices are readily available and are representative of the securities' market values. For some securities, such prices are not readily available. These securities will generally be fair valued using methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, indications as to values from dealers in securities, trading characteristics, and general market conditions.

Debt securities with original maturities of 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures approved by the Board of Trustees.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

                               Wells Fargo Managed Account CoreBuilder Shares 15

Notes to Financial Statements

FAIR VALUATION MEASUREMENTS

The Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective Fund inception, April 15, 2008. In accordance with FAS 157, fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions regarding the assumptions market participants would use in pricing the asset or liability, based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

-     Level 1 - quoted prices in active markets for identical investments

- Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund's investments in securities:

                                                                                                      Total Fair
                                                                                                      Value as of
FUND                                                            Level 1        Level 2    Level 3     12/31/2008
----                                                           ----------    -----------  -------     -----------
COREBUILDER SHARES - SERIES G                                  $4,253,430    $12,304,235     $0       $16,557,665

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund's investments in other financial instruments:*

                                                                                                     Total Unrealized
                                                                                                       Appreciation/
FUND                                                              Level 1      Level 2    Level 3     (Depreciation)
----                                                              -------      -------    -------    ----------------
COREBUILDER SHARES - SERIES G                                    $(13,685)        $0         $0          $(13,685)

* Other financial instruments include: futures, options, sale commitments, and swaps.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the interest method.

Debt obligations may be placed on non-accrual status and related investment income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of income has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recognized on the ex-dividend date.

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income, if any, is declared daily and distributed to shareholders monthly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

For federal income tax purposes, a Fund may designate as capital gains distributions the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or

16 Wells Fargo Managed Account CoreBuilder Shares

                                                   Notes to Financial Statements

net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

At December 31, 2008, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and
Liabilities:

                                                      Undistributed Net      Undistributed Net
Fund                                                  Investment Income     Realized Gain/Loss       Paid-in Capital
----                                                  -----------------     ------------------       ---------------
COREBUILDER SHARES - SERIES G                             $118,607              $(118,607)                 $0

FEDERAL INCOME TAXES

The Fund is treated as a separate entity for federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at December 31, 2008.

Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2008, no provision for income tax would be required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired (open tax year: December 31, 2008) are subject to examination by the Internal Revenue Service and state departments of revenue.

The Fund had deferred post-October capital losses occurring subsequent to December 31, 2008. For tax purposes, such losses were treated as having occurred on January 1, 2009. As of December 31, 2008, deferred post-October capital loss was as follows:

                                                                                               Deferred
                                                                                             Post-October
FUND                                                                                         Capital Loss
----                                                                                         ------------
COREBUILDER SHARES - SERIES G                                                                   $32,138

FUTURES CONTRACTS

The Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. At December 31, 2008, the Fund held following futures contract:


                                                                                            Notional    Net Unrealized
                                                                                            Contract     Appreciation
FUND                                     Contracts        Type         Expiration Date       Amount     (Depreciation)
----                                     ---------   --------------    ---------------     ----------   --------------
COREBUILDER SHARES - SERIES G             7 Short    US 2 Year Note       March 2009       $1,512,752      $(13,685)

                               Wells Fargo Managed Account CoreBuilder Shares 17

Notes to Financial Statements

MORTGAGE DOLLAR ROLL TRANSACTIONS

The Fund may engage in mortgage dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a mortgage dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the roll period, a Fund foregoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund accounts for the dollar roll transactions as purchases and sales.

REPURCHASE AGREEMENTS

The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to a Fund in the event that such Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which a Fund seeks to assert its rights.

SWAP CONTRACTS

The Fund may enter into various hedging transactions, such as interest rate swaps to preserve a return or spread on a particular investment or portion of its portfolio, to create synthetic adjustable-rate mortgage securities or for other purposes. Swaps involve the exchange of commitments to make or receive payments, e.g., an exchange of floating-rate payments for fixed rate payments. The Fund records as an increase or decrease to realized gain/loss, the amount due or owed by the Fund at termination or settlement. Swaps are valued based on prices quoted by independent brokers. These valuations represent the net present value of all future cash settlement amounts based on implied forward interest rates or index values. At December 31, 2008, the Fund had no open swap contracts.

TERM LOANS

The Fund may invest in term loans. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. The Fund assumes the credit risk of the borrower. There could be potential loss to the Fund in the event of default by the borrower.

WHEN-ISSUED TRANSACTIONS

The Fund may purchase securities on a forward commitment or "when-issued" basis. A Fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

STRUCTURED INVESTMENT VEHICLES

The Fund may invest in structured debt securities, such as those issued by Structured Investment Vehicles ("SIVs"). SIVs invest in a diversified pool of underlying securities, which may include finance company debt and structured finance assets, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, collateralized debt obligations and other asset backed securities. The ability of a SIV to repay debt depends primarily on the cash collections received from the SIV's underlying asset portfolio, which may include certain assets such as subprime mortgages that are subject to heightened risks of credit quality or market value deterioration under the continuing adverse conditions in the U.S. credit markets, and on the ability to obtain short-term funding through the issuance of new debt. Investments in these securities present increased credit and liquidity risks as there could be losses to a Fund in the event of credit or market value deterioration in a SIV's underlying portfolio, mismatches in the timing of

18 Wells Fargo Managed Account CoreBuilder Shares

                                                   Notes to Financial Statements

the cash flows of the underlying asset interests and the repayment obligations of maturing securities issued by a SIV, or a SIV's inability to issue new debt. At December 31, 2008, the Fund did not hold any structured investment vehicles.

3. EXPENSES

Generally, no ordinary operating fees or expenses are charged to the Fund. Funds Management has contractually committed to absorb and pay all ordinary operating expenses of the Fund, except portfolio transactions or other investment-related costs (e.g. commissions), interest, taxes, leverage expenses and other expenses not incurred in the ordinary course of the Fund's business. This commitment has an indefinite term.

4. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations for the year ended December 31, 2008, were as follows:

Fund                                                                      Purchases at Cost     Sales Proceeds
----                                                                      -----------------     --------------
COREBUILDER SHARES - SERIES G                                                $63,315,179         $ 51,191,258

5. CONCENTRATION OF OWNERSHIP

From time to time, the Fund may have a concentration of one or more its shareholders that hold a significant percentage of the Fund's shares outstanding. Investment and/or voting activities of these shareholders with respect their holdings in Fund shares could have a material impact on the Fund.

At December 31, 2008, there was one shareholder who held 99.54% of the outstanding shares of the Fund and 99.54% held by affiliates of Wells Fargo & Company.

6. DISTRIBUTION TO SHAREHOLDERS

The tax character of distributions paid during the year ended December 31, 2008, was as follows:

                                                           Ordinary Income      Long-Term Capital Gain
Fund                                                             2008                    2008              Total
----                                                       ---------------      -----------------------  --------
COREBUILDER SHARES - SERIES G                                 $377,166                    $0             $377,166

As of December 31, 2008, the components of distributable earnings on a tax basis are shown on the table below. The difference between book basis and tax basis appreciation is attributable to tax deferral of losses on wash sales and different book and tax treatment of the exchange in share class of investments in mutual funds.

                                                            Undistributed       Unrealized
                                         Undistributed        Long-Term        Appreciation       Capital Loss
FUND                                    Ordinary Income         Gain          (Depreciation)     Carryforward*     Total
----                                    ---------------     -------------     --------------     -------------    --------
COREBUILDER SHARES - SERIES G               $173,290             $0              $52,200           $(32,138)      $193,352

* This amount includes the post-October loss, which will reverse on the first day of the following fiscal year.

7. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133"("SFAS 161"). SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, and interim periods within those years. As of December 31, 2008, Management is continuing to evaluate the impact, if any, that adoption of SFAS 161 may have on the financial statements.

                               Wells Fargo Managed Account CoreBuilder Shares 19

Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the CoreBuilder Shares - Series G, (the "Fund"), one of the Funds constituting the Wells Fargo Funds Trust, as of December 31, 2008, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period April 15, 2008 (inception date) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the CoreBuilder Shares - Series G of Wells Fargo Funds Trust as of December 31, 2008, and the results of its operations, the changes in its net assets, and the financial highlights for the period April 15, 2008 (inception date) to December 31, 2008, in conformity with U.S. generally accepted accounting principles.

                                                       [KPMG LLP]

Philadelphia, Pennsylvania
February 23, 2009

20 Wells Fargo Managed Account CoreBuilder Shares

                                                   Other Information (Unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS, or visiting the SEC Web site at WWW.SEC.GOV. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS or by visiting the SEC Web site at WWW.SEC.GOV.

TAX INFORMATION

Pursuant to Section 871(k)(1)(c) of the Code, the Fund designate the following amount of their income dividends paid during the year ended December 31, 2008, as interest-related dividends:

Fund                                                                            Interest-Related Dividends
----                                                                            --------------------------
COREBUILDER SHARES - SERIES G                                                             $317,940

Pursuant to Section 871(k)(2)(c) of the Internal Revenue Code, the Fund listed below designates the following amount as short-term capital gain dividends for the year ended December 31, 2008:

                                                                                  Short-Term Capital Gain
Fund                                                                                     Dividends
----                                                                              -----------------------
COREBUILDER SHARES - SERIES G                                                             $15,100

                               Wells Fargo Managed Account CoreBuilder Shares 21

Other Information (Unaudited)

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for each Fund, except money market funds, are publicly available on the Funds' Web site (WWW.WELLSFARGO.COM/ADVANTAGEFUNDS) on a monthly, 30-day or more delayed basis, and for money market funds, on a monthly, seven-day delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds'Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at WWW.SEC.GOV. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information1 of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 134 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Governance Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

NON-INTERESTED TRUSTEES

                        Position Held and
Name and Age          Length of Service(2)           Principal Occupations During Past Five Years    Other Directorships
------------          ---------------------         ----------------------------------------------   -------------------
Thomas S. Goho        Trustee, since 1987           Co-Director for the Calloway School of           None
66                                                  Stephens University of Wake Forest
                                                    University. Prior thereto, the Thomas
                                                    Goho Chair of Finance of Wake Forest
                                                    University, Calloway School of Business
                                                    and Accountancy, from 2006-2007 and
                                                    Associate Professor of Finance from 1999-2005.


Peter G. Gordon       Trustee, since 1998;          Co-Founder, Chairman, President and CEO          None
66                    Chairman, since 2005          of Crystal Geyser Water Company.
                      (Lead Trustee since 2001)

Judith M. Johnson     Trustee, since 2008           Retired. Prior thereto, Chief Executive          None
59                                                  Officer and Chief Investment Officer of
                                                    Minneapolis Employees Retirement Fund
                                                    from 1996 to 2008. Ms. Johnson is a
                                                    certified public accountant and a
                                                    certified managerial accountant.

Olivia S. Mitchell    Trustee, since 2006           Professor of Insurance and Risk                  None
55                                                  Management, Wharton School, University
                                                    of Pennsylvania. Director of the
                                                    Boettner Center on Pensions and
                                                    Retirement Research. Research associate
                                                    and board member, Penn Aging Research
                                                    Center. Research associate, National
                                                    Bureau of Economic Research.

Timothy J. Penny      Trustee, since 1996           President and CEO of Southern Minnesota          None
57                                                  Initiative Foundation, a non-profit
                                                    organization since 2007 and Senior
                                                    Fellow at the Humphrey Institute Policy
                                                    Forum at the University of Minnesota
                                                    since 1995. Member of the Board of
                                                    Trustees of NorthStar Education Finance,
                                                    Inc., a non-profit organization, since
                                                    2007.

Donald C. Willeke     Trustee, since 1996           Principal of the law firm of Willeke &           None
68                                                  Daniels. General Counsel of
                                                    the Minneapolis Employees
                                                    Retirement Fund from 1984 to
                                                    present.

INTERESTED TRUSTEE(3)

                       Position Held and
Name and Age         Length of Service(2)           Principal Occupations During Past Five Years     Other Directorships
------------         ---------------------          --------------------------------------------     -------------------
J. Tucker Morse(4)   Trustee, since 1987            Private Investor/Real Estate Developer.          None
64                                                  Prior thereto, Chairman of Whitepoint
                                                    Capital, LLC until 2004.

22 Wells Fargo Managed Account CoreBuilder Shares

                                                   Other Information (Unaudited)

ADVISORY BOARD MEMBERS

                        Position Held and
Name and Age          Length of Service (2)            Principal Occupations During Past Five Years            Other Directorships
------------          ---------------------      ---------------------------------------------------------     -------------------
Isaiah Harris, Jr.    Advisory Board             Retired. Prior thereto, President and CEO of BellSouth        CIGNA Corporation;
56                    Member, since 2008         Advertising and Publishing Corp. from 2005 to 2007,           Deluxe Corporation
                                                 President and CEO of BellSouth Enterprises from 2004
                                                 to 2005 and President of BellSouth Consumer Services
                                                 from 2000 to 2003. Currently a member of the Iowa
                                                 State University Foundation Board of Governors and a
                                                 member of the Advisory Board of Iowa State University
                                                 School of Business.

David F. Larcker      Advisory Board             James Irvin Miller Professor of Accounting at the             None
58                    Member, since 2008         Graduate School of Business, Stanford University.
                                                 Director of Corporate Governance Research Program and
                                                 Co-Director of The Rock Center for Corporate
                                                 Governance since 2006. From 2005 to 2008, Professor of
                                                 Accounting at the Graduate School of Business,
                                                 Stanford University. Prior thereto, Ernst & Young
                                                 Professor of Accounting at The Wharton School,
                                                 University of Pennsylvania from 1985 to 2005.

OFFICERS

                        Position Held and
Name and Age          Length of Service (2)            Principal Occupations During Past Five Years            Other Directorships
------------          ---------------------      ---------------------------------------------------------     -------------------
Karla M. Rabusch      President, since 2003      Executive Vice President of Wells Fargo Bank, N.A. and        None
49                                               President of Wells Fargo Funds Management, LLC since
                                                 2003. Senior Vice President and Chief Administrative
                                                 Officer of Wells Fargo Funds Management, LLC from 2001
                                                 to 2003.

C. David Messman      Secretary, since 2000;     Senior Vice  President and Secretary of Wells Fargo Funds     None
48                    Chief Legal Officer,       Management, LLC since 2001. Managing Counsel of Wells
                      since 2003                 Fargo Bank, N.A. since 2000.

Stephen W. Leonhardt  Treasurer, since 2007      Vice President and Manager of Fund Accounting, Reporting      None
49                                               and Tax for Wells Fargo Funds Management, LLC since 2007.
                                                 Director of Fund Administration and SEC Reporting for
                                                 TIAA-CREF from 2005 to 2007. Chief Operating Officer for
                                                 UMB Fund Services, Inc. from 2004 to 2005. Controller for
                                                 Sungard Transaction Networks from 2002 to 2004.

Debra Ann Early       Chief Compliance Officer,
44                    since 2007                 Chief Compliance Officer of Wells Fargo Funds Management,     None
                                                 LLC since 2007. Chief Compliance Officer of Parnassus
                                                 Investments from 2005 to 2007. Chief Financial Officer
                                                 of Parnassus Investments from 2004 to 2007. Senior Audit
                                                 Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

----------
1. The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds'Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

2. Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

3. As of November 30, 2008, one of the seven Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

4.    Retired as Interested Trustee effective December 31, 2008.

                               Wells Fargo Managed Account CoreBuilder Shares 23

List of Abbreviations

THE FOLLOWING IS A LIST OF COMMON ABBREVIATIONS FOR TERMS AND ENTITIES WHICH MAY HAVE APPEARED IN THIS REPORT.

ABAG   -- Association of Bay Area Governments
ADR    -- American Depositary Receipt
AMBAC  -- American Municipal Bond Assurance Corporation
AMT    -- Alternative Minimum Tax
ARM    -- Adjustable Rate Mortgages
BART   -- Bay Area Rapid Transit
CDA    -- Community Development Authority
CDO    -- Collateralized Debt Obligation
CDSC   -- Contingent Deferred Sales Charge
CGIC   -- Capital Guaranty Insurance Company
CGY    -- Capital Guaranty Corporation
CIFG   -- CDC (Caisse des Depots et Consignations) IXIS Financial Guarantee
COP    -- Certificate of Participation
CP     -- Commercial Paper
CTF    -- Common Trust Fund
DW&P   -- Department of Water & Power
DWR    -- Department of Water Resources
ECFA   -- Educational & Cultural Facilities Authority
EDFA   -- Economic Development Finance Authority
ETET   -- Eagle Tax-Exempt Trust
FFCB   -- Federal Farm Credit Bank
FGIC   -- Financial Guaranty Insurance Corporation
FHA    -- Federal Housing Authority
FHAG   -- Federal Housing Agency
FHLB   -- Federal Home Loan Bank
FHLMC  -- Federal Home Loan Mortgage Corporation
FNMA   -- Federal National Mortgage Association
FSA    -- Farm Service Agency
GDR    -- Global Depositary Receipt
GNMA   -- Government National Mortgage Association
GO     -- General Obligation
HCFR   -- Healthcare Facilities Revenue
HEFA   -- Health & Educational Facilities Authority
HEFAR  -- Higher Education Facilities Authority Revenue
HFA    -- Housing Finance Authority
HFFA   -- Health Facilities Financing Authority
HUD    -- Housing & Urban Development
IDA    -- Industrial Development Authority
IDAG   -- Industrial Development Agency
IDR    -- Industrial Development Revenue
LIBOR  -- London Interbank Offered Rate
LLC    -- Limited Liability Corporation
LOC    -- Letter of Credit
LP     -- Limited Partnership
MBIA   -- Municipal Bond Insurance Association
MFHR   -- Multi-Family Housing Revenue
MTN    -- Medium Term Note
MUD    -- Municipal Utility District
PCFA   -- Pollution Control Finance Authority
PCR    -- Pollution Control Revenue
PFA    -- Public Finance Authority
PFFA   -- Public Facilities Financing Authority
plc    -- Public Limited Company
PSFG   -- Public School Fund Guaranty
R&D    -- Research & Development
RDA    -- Redevelopment Authority
RDFA   -- Redevelopment Finance Authority
REITS  -- Real Estate Investment Trusts
SFHR   -- Single Family Housing Revenue
SFMR   -- Single Family Mortgage Revenue
SLMA   -- Student Loan Marketing Association
STIT   -- Short-Term Investment Trust
TBA    -- To Be Announced
TRAN   -- Tax Revenue Anticipation Notes
USD    -- Unified School District
XLCA   -- XL Capital Assurance

THIS PAGE IS INTENTIONALLY LEFT BLANK.

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reports at WWW.WELLSFARGO.COM/ADVANTAGEDELIVERY

[WELLS FARGO LOGO]

FOR MORE INFORMATION

More information on the Fund is available free upon request, including the following documents:

Prospectus

The prospectus contains information about the CoreBuilder Shares - Series G designed to provide investors with important information to assist them in making investment decisions. The Prospectus should be read in conjunction with the Statement of Additional Information and the Form ADV of the separately managed account in which you are investing.

Statement of Additional Information (SAI)

Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports

Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO COREBUILDER Shares contact us:

By telephone:
800-368-0627

You may also contact the financial intermediary, broker-dealer or bank, through whom you purchased Fund shares.

From the SEC:

Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.

To obtain information for a fee, write or email:

SEC's Public
Reference Section
100"F"Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

(c) 2009 Wells Fargo Funds Management, LLC. All rights reserved.

                                                                    114431 02-09
                                                                ACBG/AR129 12-08

                                                              [WELLS FARGO LOGO]

[REDUCE CLUTTER. SAVE TREES. LOGO]
Sign up for electronic delivery of prospectuses and shareholder reports at WWW.WELLSFARGO.COM/ADVANTAGEDELIVERY

     ANNUAL REPORT
     December 31, 2008

     WELLS FARGO MANAGED ACCOUNT COREBUILDER SHARES(SM)

     - SERIES M

                                                    REDUCE CLUTTER. SAVE TREES.
                                             Sign up for electronic delivery of
                                        prospectuses and shareholder reports at
                                           WWW.WELLSFARGO.COM/ADVANTAGEDELIVERY

Contents
PERFORMANCE HIGHLIGHTS
CoreBuilder Shares - Series M .............................................   2
PORTFOLIO OF INVESTMENTS
CoreBuilder Shares - Series M .............................................   6
FINANCIAL STATEMENTS
Statement of Assets and Liabilities .......................................   9
Statement of Operations ...................................................  10
Statement of Changes in Net Assets ........................................  11
Financial Highlights ......................................................  12
NOTES TO FINANCIAL STATEMENTS .............................................  14
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ...................  18
OTHER INFORMATION .........................................................  19
LIST OF ABBREVIATIONS .....................................................  22

The views expressed are as of December 31, 2008, and are those of the Fund managers. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO MANAGED ACCOUNT COREBUILDER SHARES.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

2 Wells Fargo Managed Account CoreBuilder Shares                                                 Performance Highlights (Unaudited)

WELLS FARGO MANAGED ACCOUNT COREBUILDER SHARES - SERIES M

INVESTMENT OBJECTIVE
The WELLS FARGO MANAGED ACCOUNT COREBUILDER SHARES - SERIES M FUND (The Fund) Seeks Total Return, Consisting Of Current Income And Capital Appreciation.

Investment ADVISER
Wells Fargo Funds Management, LLC

SUBADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Lyle J. Fitterer, CFA, CPA
Robert J. Miller

FUND INCEPTION
April 15, 2008

PERFORMANCE SUMMARY
TOTAL RETURN AS OF DECEMBER 31, 2008

                                               Life of Fund
                                               ------------
CoreBuilder Shares - Series M                     (5.74%)
Barclays Capital Municipal Bond Index(1)          (3.01%)

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED,MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE BY CALLING 1-800-368-0627.

GROWTH OF $10,000 INVESTMENTS(2)
(AS OF DECEMBER 31, 2008)

 COREBUILDER SHARES                BARCLAYS CAPITAL
------------------------------------------------------------------------
   4/30/2008               10,000                           10,000
   5/31/2008               10,105                           10,060
   6/30/2008               10,054                            9,947
   7/31/2008               10,117                            9,985
   8/31/2008               10,255                           10,102
   9/30/2008                9,837                            9,628
  10/31/2008                9,517                            9,530
  11/30/2008                9,487                            9,560
  12/31/2008                9,426                            9,699
------------------------------------------------------------------------


----------
1. Barclays Capital Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an Index.

2. The chart compares the performance of the Wells Fargo Managed Account CoreBuilder Shares - Series M Fund for the life of the Fund with the Barclays Capital Municipal Bond Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

Performance Highlights (Unaudited)                                                 Wells Fargo Managed Account CoreBuilder Shares 3

           WELLS FARGO MANAGED ACCOUNT COREBUILDER SHARES - SERIES M (CONTINUED)

MANAGER'S DISCUSSION

FUND HIGHLIGHTS

- An overweight to medium-quality municipal bonds--A-, BBB-, and BB-rated --relative the benchmark hurt performance as spreads within these areas of the municipal market widened to unprecedented levels. Because the Fund represents the medium-quality component of the COREBUILDER (SM) Municipal Income Strategy, it will always have a lower average credit quality than the benchmark. As of December 31, 2008, the Fund has an average rating of A and the benchmark has an average rating of AA.

- Positive security selection could not offset the Fund's overweight exposure to medium-quality credit relative to the index; however, the Fund outperformed the A-rated segment of the benchmark, -5.71% versus -9.44%.

- Shorter duration relative to the index helped performance as rates rose substantially, especially in the fourth quarter of 2008.

- A housing-led economic slowdown combined with massive deleveraging contributed to aggressive action by the Fed, a steeper yield curve, and increased aversion to risk by investors.

A GLOBAL CREDIT CRISIS OF HISTORIC PROPORTION TOOK HOLD LATE IN THE THIRD QUARTER OF 2008, WHICH VAPORIZED LIQUIDITY IN THE FIXED-INCOME MARKETS.

After the Fed put Fannie Mae and Freddie Mac in conservatorship on September
7, 2008, Lehman Brothers was allowed to go bankrupt the following weekend, while Merrill Lynch was acquired by Bank of America. During the week of September 15, credit markets went into meltdown on fears that more financial institutions would soon follow in collapses of their own.

CREDIT QUALITY(3)
(AS OF DECEMBER 31, 2008)
--------------------------------------------------------------------------------
U.S Treasuries                                                    1%
AAA                                                               9%
AA                                                                21%
A                                                                 17%
BBB                                                               26%
BB                                                                3%
Cash                                                              1%
Unrated                                                           22%
--------------------------------------------------------------------------------



The Fed was compelled to bail out American International Group (AIG) on September 16 within 24 hours of U.S. Treasury Secretary Henry Paulson's declaring that there would be "no more bailouts."In the Fed's assessment, AIG's credit default swap (CDS) exposure posed tremendous systemic risk to the credit markets.

During these events, three-month U.S. Treasury yields approached zero on unprecedented risk aversion, while credit default swaps spreads hit record highs.

The U.S. government negotiated over Paulson's proposal for a $700 billion buyout of distressed assets from financial institutions during the last days of the third quarter of 2008. Urgency to act was stressed by both Mr. Paulson and Fed Chairman Ben Bernanke, who collectively said that credit markets were "clogged" by these bad assets and in danger of "freezing" without expeditious intervention.

----------
3. The ratings indicated are from Standard & Poor's and/or Moody's Investors Service. Credit quality and maturity distribution are subject to change.

4 Wells Fargo Managed Account CoreBuilder Shares                                                 Performance Highlights (Unaudited)

WELLS FARGO MANAGED ACCOUNT COREBUILDER SHARES - SERIES M (CONTINUED)

Municipal bonds underperformed U.S. Treasuries during the period by a wide margin, and the ratios of municipal bonds to equivalent U.S. Treasuries reached unprecedented levels. This was driven by a dramatic flight to quality as credit markets continued to deteriorate. The municipal bond yield curve steepened, reaching historical spreads as the short end rallied and long bonds languished.

MATURITY DISTRIBUTION(3)
(AS OF DECEMBER 31, 2008)
--------------------------------------------------------------------------------
0-1 Years=                                                        4%
1-3 Years=                                                        6%
3-5 Years=                                                        8%
5-10 Years=                                                       32%
10-20 Years=                                                      25%
20 + Years=                                                       25%
--------------------------------------------------------------------------------


Municipal bonds rallied in December, bringing yields down from their historic relative peaks, but they still finished the year at extraordinarily high levels. Prerefunded municipal bonds produced the highest returns while revenue bonds continued to be out of favor for the second consecutive quarter. BBB-rated municipal bonds lost nearly 15% for the quarter as investors sold out of riskier municipal debt.

THE FUND'S DURATION, WEIGHTING, YIELD-CURVE POSITIONING, AND SECTOR EXPOSURE CONTRIBUTED IN DIFFERENT WAYS.

The Fund's duration was short to the benchmark during the period, and we were also underweight longer-term bonds (more than 20 years). This positioning helped the Fund because the yield curve steepened and long-term rates increased.

The credit overweight of this component of CoreBuilder dragged on performance as credit spreads widened to historic levels. Nevertheless, the dislocation in credit markets presented compelling opportunities, and while near-term performance suffered, we believe that we are positioned for good performance in the years to come.

The Fund's yield-curve positioning was positive as we were underweight the long end of the curve, which sold off dramatically.

Overall sector exposure detracted from performance. Underweights in weak-performing sectors such as health care, tobacco, and industrial development revenue/pollution control revenue (IDR/PCR) bonds were not sufficient to offset underweights in prerefunded/escrowed-to-maturity bonds and tax-supported debt, which performed very well.

OUR ACTIVE MANAGEMENT STYLE AND RELATIVE VALUE APPROACH SEEK TO TAKE ADVANTAGE OF OPPORTUNITIES PRESENTED DURING TIMES OF UNCERTAINTY.

The Fed, through direct and indirect means, introduced additional liquidity into the money system during the period. The financial sector (banks, brokers, insurance companies, etc.) took significant write-downs for nonperforming assets and raised substantial amounts of additional capital. At the same time, deflation replaced inflation as the dominant theme and economic activity continued to decline precipitously. Consequently, we expect both credit and interest rate markets to remain volatile.

Performance Highlights (Unaudited)                                                 Wells Fargo Managed Account CoreBuilder Shares 5

           WELLS FARGO MANAGED ACCOUNT COREBUILDER SHARES - SERIES M (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF DECEMBER 31, 2008)

                                                6-Months*          Life of Fund*
                                                ---------          -------------
CoreBuilder Shares - Series M                    (6.22)               (5.74)
Barclays Capital Municipal Bond Index(1)         (2.49)               (3.01)

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE BY CALLING 800-368-0627.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses, and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market).This fund is exposed to high-yield securities risk. Consult the Fund's prospectus for additional information on these and other risks. A portion of the Fund's income may be subject to federal, state, and/or local income taxes or the alternative minimum tax (AMT). Any capital gains distributions may be taxable.

CoreBuilder Shares are a series of investment options within the separately managed accounts advised or subadvised by Wells Fargo Funds Management, LLC. The shares are fee-waived mutual funds that enable certain separately managed account investors to achieve greater diversification than smaller managed accounts might otherwise achieve.

6 Wells Fargo Managed Account CoreBuilder Shares                                      Portfolio of Investments--December 31, 2008

COREBUILDER SHARES - SERIES M

         PRINCIPAL   SECURITY NAME                                                  INTEREST RATE   MATURITY DATE     VALUE
MUNICIPAL BONDS & NOTES: 94.15%

ARIZONA: 2.88%
$           50,000   SALT VERDE FINANCIAL CORPORATION (UTILITIES REVENUE)                5.00%        12/01/2015    $  43,405
           100,000   VERRADO AZ COMMUNITY FACILITIES DISTRICT #1 (OTHER REVENUE)         4.85         07/15/2014       90,111

                                                                                                                      133,516
                                                                                                                    ---------

CALIFORNIA: 9.27%
           400,000   ALAMEDA CORRIDOR TRANSPORTATION AUTHORITY SUB LIEN SERIES A
                     (TRANSPORTATION REVENUE)##                                          6.21         10/01/2018      220,348
           125,000   CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY
                     KAISER PERMANENTE SERIES B (HOSPITAL REVENUE, BHAC
                     CREDIT)+/- ss                                                       3.38         04/01/2036       68,125
           140,000   SAN DIEGO COUNTY CA CERTIFICATES PARTNERSHIP (LEASE
                     REVENUE, AMBAC INSURED)                                             5.63         09/01/2012      141,779

                                                                                                                      430,252
                                                                                                                    ---------

COLORADO: 7.25%
           245,000   DENVER CO HEALTH & Hospital Authority Series B (Healthcare
                     FACILITIES REVENUE)+/- ss                                           2.58         12/01/2033       98,000
           250,000   E-470 CO PUBLIC HIGHWAY AUTHORITY SERIES D2 (OTHER REVENUE,
                     MBIA INSURED)+/- ss                                                 5.00         09/01/2039      238,365

                                                                                                                      336,365
                                                                                                                    ---------

GEORGIA: 2.24%
           135,000   MAIN STREET NATURAL GAS INCORPORATED SERIES A (UTILITIES
                     REVENUE)                                                            5.00         03/15/2022      104,073
                                                                                                                    ---------

IDAHO: 5.85%
           100,000   BOISE-KUNA IRRIGATION DISTRICT (ELECTRIC REVENUE)                   7.38         06/01/2040      101,994
           250,000   IDAHO HOUSING & FINANCE ASSOCIATION LIBERTY CHARTER SCHOOL
                     SERIES-A (OTHER REVENUE)                                            6.00         06/01/2038      169,553

                                                                                                                      271,547
                                                                                                                    ---------

ILLINOIS: 2.16%
           150,000   LAKE COUNTY IL COMMUNITY HIGH SCHOOL DISTRICT # 117
                     CAPITAL APPRECIATION SERIES B (PROPERTY TAX REVENUE, FGIC
                     INSURED)##                                                          5.19         12/01/2016       99,960
                                                                                                                    ---------

KANSAS: 2.14%
           125,000   WYANDOTTE COUNTY KS UNITED GOVERNMENT REFERENDUM SALES TAX
                     SECOND LIEN AREA B (SALES TAX REVENUE)                              5.00         12/01/2020       99,224
                                                                                                                    ---------

LOUISIANA: 12.58%
           240,000   CITY OF NEW ORLEANS LA (SEWER REVENUE, FGIC INSURED)                5.38         06/01/2014      234,271
           150,000   CLAIBORNE PARISH LA LAW ENFORCEMENT DISTRICT CLAIBORNE
                     CORRECTIONAL FACILITIES PROJECT (MISCELLANEOUS REVENUE)             6.25         03/01/2019      117,359
           240,000   LOUISIANA STATE CITIZENS PROPERTY INSURANCE CORPORATION
                     SERIES B (OTHER REVENUE, AMBAC INSURED)                             5.00         06/01/2015      231,826

                                                                                                                      583,456
                                                                                                                    ---------

MISSOURI: 5.21%
           240,000   ST. LOUIS MO LAMBERT ST. LOUIS INTERNATIONAL SERIES B
                     (AIRPORT REVENUE, FGIC INSURED)                                     6.00         07/01/2013      241,831
                                                                                                                    ---------

NEW JERSEY: 3.79%
           245,000   NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY (CIGARETTE TAX
                     REVENUE)                                                            5.75         06/15/2029      175,920
                                                                                                                    ---------

Portfolio of Investments--December 31, 2008                                        Wells Fargo Managed Account CoreBuilder Shares 7

COREBUILDER SHARES - SERIES M

        PRINCIPAL    SECURITY NAME                                                  INTEREST RATE   MATURITY DATE     VALUE
PENNSYLVANIA: 8.70%
$         240,000    ALLEGHENY COUNTY PA AIRPORT AUTHORITY PITTSBURGH
                     INTERNATIONAL AIRPORT (AIRPORT REVENUE, FGIC INSURED)               6.13%        01/01/2016    $ 242,570
          165,000    CHESTER COUNTY PA RENAISSANCE ACADEMY PROJECT SERIES A
                     (PRIVATE SCHOOL REVENUE)                                            5.25         10/01/2010      161,066

                                                                                                                      403,636
                                                                                                                    ---------

PUERTO RICO: 5.77%
          240,000    COMMONWEALTH OF PUERTO RICO (OTHER REVENUE, FGIC INSURED)           5.50         07/01/2011      236,407
           60,000    PUERTO RICO ELECTRIC POWER AUTHORITY SERIES UU (OTHER
                     REVENUE, FIRST  SECURITY BANK LOC)+/- ss                            3.12         07/01/2029       31,200

                                                                                                                      267,607
                                                                                                                    ---------

SOUTH CAROLINA: 4.52%
          240,000    TOWN OF NEWBERRY SC NEWBERRY COUNTY SCHOOL DISTRICT
                     PROJECT (LEASE REVENUE)                                             5.25         12/01/2017      209,722
                                                                                                                    ---------

TENNESSEE: 7.13%
          100,000    ELIZABETHTON TN HEALTH & Educational Facilities
                     (EDUCATIONAL FACILITIES REVENUE, MBIA INSURED)SS                    7.75         07/01/2029      113,680
          100,000    ELIZABETHTON TN HEALTH & EDUCATIONAL FACILITIES BOARD
                     HOSPITAL FIRST MORTGAGES SERIES B (HEALTHCARE FACILITIES
                     REVENUE, MBIA INSURED)                                              7.00         07/01/2020      113,107
          150,000    TENNESSEE ENERGY ACQUISITION CORPORATION SERIES C
                     (UTILITIES REVENUE)                                                 5.00         02/01/2023      104,102

                                                                                                                      330,889
                                                                                                                    ---------

TEXAS: 8.52%
           80,000    GARZA COUNTY TX PUBLIC FACILITY CORPORATION (LEASE REVENUE)         4.75         10/01/2010       79,254
          250,000    LA VERNIA TX HIGHER EDUCATION FINANCE CORPORATION SERIES A
                     (EDUCATIONAL FACILITIES REVENUE)                                    6.25         02/15/2017      218,380
          100,000    VARNER CREEK TX UTILITY DISTRICT (PROPERTY TAX REVENUE)             5.00         08/15/2018       97,594

                                                                                                                      395,228
                                                                                                                    ---------

WISCONSIN: 6.14%
          200,000    BADGER WI TOBACCO ASSET SECURITIZATION CORPORATION
                     ASSET-BACKED (OTHER REVENUE)                                        6.13         06/01/2027      176,022
          200,000    GREEN BAY WI REDEVELOPMENT AUTHORITY FORT JAMES PROJECT
                     (OTHER REVENUE)                                                     5.60         05/01/2019      109,007

                                                                                                                      285,029
                                                                                                                    ---------

TOTAL MUNICIPAL BONDS & NOTES (COST $4,840,944)                                                                     4,368,255
                                                                                                                    ---------

8 Wells Fargo Managed Account CoreBuilder Shares                                      Portfolio of Investments--December 31, 2008

COREBUILDER SHARES - SERIES M

    SHARES  SECURITY NAME                                                                                 VALUE
SHORT-TERM INVESTMENTS: 7.13%
   330,999  WELLS FARGO ADVANTAGE NATIONAL TAX-FREE MONEY MARKET TRUST~ +++                             $  330,999
                                                                                                        ----------

TOTAL SHORT-TERM INVESTMENTS (COST $330,999)                                                               330,999
                                                                                                        ----------

TOTAL INVESTMENTS IN  SECURITIES
(COST $5,171,943)*                                                                             101.28%  $4,699,254

OTHER ASSETS AND LIABILITIES, NET                                                               (1.28)     (59,383)
                                                                                              -------   ----------
TOTAL NET ASSETS                                                                               100.00%  $4,639,871
                                                                                              -------   ----------

##   Zero coupon bond. Interest rate presented is yield to maturity.

+/-  Variable rate investments.

ss These securities are subject to a demand feature which reduces the effective maturity.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Fund does not pay an investment advisory fee for such investments.

+++  Short-term security of an affiliate of the Fund with a cost of $330,999.

* Cost for federal income tax purposes is $5,171,961 and net unrealized appreciation (depreciation) consists of:

     Gross unrealized  appreciation                                $   9,810
     Gross unrealized depreciation                                  (482,517)
                                                                   ---------
     Net unrealized appreciation (depreciation)                    $(472,707)

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities--December 31, 2008                              Wells Fargo Managed Account CoreBuilder Shares 9

                                                                         CoreBuilder
                                                                     Shares - Series M
                                                                     -----------------
ASSETS
  Investments
  In securities, at fair value ................................            $ 4,368,255
  Investments in affiliates ...................................                330,999
                                                                           -----------
  Total investments at fair value (see cost below) ............              4,699,254
                                                                           -----------
  Receivables for dividends and interest                                        68,901
                                                                           -----------
Total assets ..................................................              4,768,155
                                                                           -----------

LIABILITIES
  Payable for investments purchased ...........................                104,405
  Dividends payable ...........................................                 23,879
                                                                           -----------
Total liabilities .............................................                128,284
                                                                           -----------
TOTAL NET ASSETS  .............................................            $ 4,639,871
                                                                           ===========

NET ASSETS CONSIST OF
  Paid-in capital .............................................            $ 5,115,488
  Undistributed net investment income (loss)...................                     20
  Undistributed net realized gain (loss) on investments .......                 (2,948)
  Net unrealized appreciation (depreciation) of investments....               (472,689)
                                                                           -----------
TOTAL NET ASSETS ..............................................            $ 4,639,871
                                                                           ===========
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
  Net assets - Class A ........................................            $ 4,639,871
  Shares outstanding - Class A ................................                512,030
  Net asset value per share - Class A  ........................            $      9.06
                                                                           -----------
Investments at cost ...........................................            $ 5,171,943
                                                                           ===========

----------
1.   Each Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

10 Wells Fargo Managed Account CoreBuilder Shares     Statement of Operations--For the Period Ended December 31, 2008*

                                                                         CoreBuilder
                                                                      Shares - Series M
                                                                      -----------------
INVESTMENT INCOME
       Interest.....................................................     $  180,199
       Income from affiliated securities............................          4,540
                                                                         ----------
Total investment income.............................................        184,739
                                                                         ----------
Net investment income (loss)........................................        184,739
                                                                         ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

NET REALIZED GAIN (LOSS) FROM
       Securities...................................................          6,100
                                                                         ----------
Net realized gain and loss from investments.........................          6,100
                                                                         ----------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
       Securities...................................................       (472,689)
                                                                         ----------
Net change in unrealized appreciation (depreciation) of
  investments.......................................................       (472,689)
                                                                         ----------
Net realized and unrealized gain (loss) on investments..............       (466,589)
                                                                         ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.....     $ (281,850)
                                                                         ==========

*     Period from the inception of the Fund April 15, 2008 through December 31,
      2008.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets                                    Wells Fargo Managed Account CoreBuilder Shares - Series M 11

                                                                                                 For the
                                                                                               Period Ended
                                                                                            December 31, 2008*
                                                                                            ------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
       Net investment income (loss).......................................................    $   184,739
       Net realized gain (loss) on investments............................................          6,100
       Net change in unrealized appreciation (depreciation) of investments................       (472,689)
                                                                                              -----------
Net increase (decrease) in net assets resulting from operations...........................       (281,850)
                                                                                              -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM
       Net investment income..............................................................       (184,740)
       Net realized gain on sales of investments..........................................         (9,027)
                                                                                              -----------
Total distributions to shareholders.......................................................       (193,767)
                                                                                              -----------

CAPITAL SHARES TRANSACTIONS
       Proceeds from shares sold..........................................................      5,115,488
                                                                                              -----------
Net increase (decrease) in net assets resulting from capital share transactions - Total...      5,115,488
                                                                                              -----------
NET INCREASE (DECREASE) IN NET ASSETS.....................................................      4,639,871
                                                                                              ===========
ENDING NET ASSETS.........................................................................    $ 4,639,871
                                                                                              ===========

SHARES ISSUED AND REDEEMED
       Shares sold........................................................................        512,030
                                                                                              -----------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS...        512,030
                                                                                              ===========

Ending balance of undistributed net investment income (loss)..............................    $        20
                                                                                              -----------

*     Period from the inception of the Fund April 15, 2008 through December 31,
      2008.

The accompanying notes are an integral part of these financial statements.

12 Wells Fargo5Managed Account CoreBuilder Shares                                                      Financial Highlights

                                        Beginning                      Net Realized     Distributions
                                        Net Asset         Net         and Unrealized      from Net       Distributions
                                        Value Per     Investment        Gain (Loss)      Investment         from Net
                                          Share      Income (Loss)    on Investments       Income        Realized Gains
                                        ---------    -------------    --------------    -------------    --------------
COREBUILDER SHARES - SERIES M
April 15, 2008(3) to December 31,
   2008...............................   $ 10.00         0.37             (0.92)           (0.37)            (0.02)

1. Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

2. Portfolio turnover rates presented for periods of less than one year are not annualized.

3.    Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Financial Highlights                                                               Wells Fargo Managed Account CoreBuilder Shares 13

                              Net Investment
                   Ending     Income (Loss)
 Distributions   Net Asset   Ratio to Average             Portfolio   Net Assets at
 in Excess of    Value Per      Net Assets        Total   Turnover    End of Period
Realized Gains     Share       (Annualized)     Return(1)  Rate(2)   (000s) omitted
--------------   ---------   ----------------   --------- ---------  --------------
     0.00          $9.06           5.29%         (5.74)%     150%         $4,640

14 Wells Fargo Managed Account CoreBuilder Shares                                                      Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust commenced operations on November 8, 1999 and at December 31, 2008 was comprised of 99 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the CoreBuilder Shares - Series M.

CoreBuilder Shares - Series M has been developed as an investment option within the separately managed accounts advised or subadvised by Wells Fargo Funds Management, LLC. CoreBuilder Shares - Series M is a special purpose fund that is used in combination with selected individual securities to effectively model institutional-level investment strategies. CoreBuilder Shares - Series M enables certain separately managed account investors to achieve greater diversification than small managed accounts might otherwise achieve.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Under the Trust's organizational documents, their officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Fund's Fair Valuation Procedures.

Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Trust's Board of Trustees. The service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service's judgment, these prices are readily available and are representative of the securities' market values. For some securities, such prices are not readily available. These securities will generally be fair valued using methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, indications as to values from dealers in securities, trading characteristics, and general market conditions.

Debt securities with original maturities of 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures approved by the Board of Trustees.

Notes to Financial Statements                                                      Wells Fargo Managed Account CoreBuilder Shares 15

FAIR VALUATION MEASUREMENTS

The Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective Fund inception, April 15, 2008. In accordance with FAS 157, fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions regarding the assumptions market participants would use in pricing the asset or liability, based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

-     Level 1 - quoted prices in active markets for identical investments

- Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund's investments in securities:

                                                                  Total Fair
                                                                  Value as of
FUND                            Level 1     Level 2     Level 3   12/31/2008
-----------------------------   --------   ----------   -------   -----------
COREBUILDER SHARES - SERIES M   $330,999   $4,368,255      $0     $4,699,254

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the interest method.

Debt obligations may be placed on non-accrual status and related investment income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of income has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income, if any, is declared daily and distributed to shareholders monthly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

For federal income tax purposes, a Fund may designate as capital gains distributions the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

16 Wells Fargo Managed Account CoreBuilder Shares                                                      Notes to Financial Statements

At December 31, 2008, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and
Liabilities:

                                Undistributed Net   Undistributed Net
FUND                            Investment Income   Realized Gain/Loss   Paid-in Capital
-----------------------------   -----------------   ------------------   ---------------
COREBUILDER SHARES - SERIES M          $21                 $(21)                $0

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at December 31, 2008.

Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2008, no provision for income tax would be required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired (open tax year: December 31, 2008) are subject to examination by the Internal Revenue Service and state departments of revenue.

The Fund had deferred post-October capital losses occurring subsequent to December 31, 2008. For tax purposes, such losses were treated as having occurred on January 1, 2009. As of December 31, 2008, deferred post-October capital loss was as follows:

                                Deferred Post-October
FUND                                Capital Loss
-----------------------------   ---------------------
COREBUILDER SHARES - SERIES M          $2,763

WHEN-ISSUED TRANSACTIONS

The Fund may purchase securities on a forward commitment or "when-issued" basis. A Fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

SWAP CONTRACTS

The Fund may enter into various hedging transactions, such as swap agreements to preserve a return or spread on a particular investment or portion of its portfolio, to create synthetic adjustable-rate mortgage securities or for other purposes. Swaps involve the exchange of commitments to make or receive payments. The Fund records as an increase ordecrease to unrealized gain/loss, the amount due or owed by the Fund at termination or settlement. Swaps are valued based on prices quoted by independent brokers. Credit default swaps involve the periodic payment by the Fund or counterparty of interest based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the outstanding principal of the downgraded debt instrument.

At December 31, 2008 the Fund had no open swap contracts.

STRUCTURED INVESTMENT VEHICLES

The Funds may invest in structured debt securities, such as those issued by Structured Investment Vehicles, or "SIVs". SIVs invest in a diversified pool of underlying securities, which may include finance company debt and structured finance assets, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, collateralized debt obligations and other asset backed securities. The ability of a SIV to repay debt depends primarily on the cash collections received from the SIV's underlying asset portfolio, which may include certain assets such as subprime mortgages that are subject to heightened risks of credit quality or market value deterioration under

Notes to Financial Statements                                                      Wells Fargo Managed Account CoreBuilder Shares 17

the continuing adverse conditions in the U.S. credit markets, and on the ability to obtain short-term funding through the issuance of new debt. Investments in these securities present increased credit and liquidity risks as there could be losses to a Fund in the event of credit or market value deterioration in a SIV's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities issued by a SIV, or a SIV's inability to issue new debt. At December 31, 2008, the fund did not hold any structured investment vehicles.

3. EXPENSES

Generally, no ordinary operating fees or expenses are charged to the Fund. Funds Management has contractually committed to absorb and pay all ordinary operating expenses of the Fund, except portfolio transactions or other investment-related costs (e.g. commissions), fees payable for services provided by the Fund's securities lending agent, interest, taxes, leverage expenses and other expenses not incurred in the ordinary course of the Fund's business. This commitment has an indefinite term.

4. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the period ended December 31, 2008, were as follows:

FUND                            Purchases at Cost   Sales Proceeds
-----------------------------   -----------------   --------------
COREBUILDER SHARES - SERIES M      $12,023,490        $7,200,788

5. CONCENTRATION OF OWNERSHIP

From time to time, the Fund may have a concentration of one or more its shareholders that hold a significant percentage of the Fund's shares outstanding. Investment and/or voting activities of these shareholders with respect their holdings in Fund shares could have a material impact on the Fund.

At December 31, 2008, there was one shareholder who held 97.65% of the outstanding shares of the Fund and 97.65% held by affiliates of Wells Fargo & Company.

6. DISTRIBUTION TO SHAREHOLDERS

The tax character of distributions paid during the year ended December 31, 2008, was as follows:

                                Tax-Exempt Income   Ordinary Income   Long-Term Capital Gain
FUND                                   2008               2008                 2008             Total
-----------------------------   -----------------   ---------------   ----------------------   --------
COREBUILDER SHARES - SERIES M       $182,208            $11,559                 $0             $193,767

As of December 31, 2008, the components of distributable earnings on a tax basis are shown on the table below. The difference between book basis and tax basis appreciation is attributable to tax deferral of losses on wash sales and different book and tax treatment of the exchange in share class of investments in mutual funds.

                                             Undistributed   Undistributed     Unrealized
                                Tax-Exempt     Ordinary        Long-Term      Appreciation    Capital Loss
FUND                              Income        Income           Gain        (Depreciation)   Carryforward*     Total
-----------------------------   ----------   -------------   -------------   --------------   -------------   ---------
COREBUILDER SHARES - SERIES M    $23,732           $0             $0           $(472,707)        $(2,763)     $(451,738)

* This amount includes the post-October loss, which will reverse on the first day of the following year.

7. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133" ("SFAS 161"). SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, and interim periods within those years. As of December 31, 2008, Management is continuing to evaluate the impact, if any, that adoption of SFAS 161 may have on the financial statements.

18 Wells Fargo Managed Account CoreBuilder Shares                            Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the CoreBuilder Shares - Series M, (the "Fund"), one of the Funds constituting the Wells Fargo Funds Trust, as of December 31, 2008, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period April 15, 2008 (inception date) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the CoreBuilder Shares - Series M of Wells Fargo Funds Trust as of December 31, 2008, and the results of its operations, the changes in its net assets, and the financial highlights for the period April 15, 2008 (inception date) to December 31, 2008, in conformity with U.S. generally accepted accounting principles.

                                               [KPMG LLP]
Philadelphia, Pennsylvania
February 23, 2009

Other Information (Unaudited)                                                      Wells Fargo Managed Account CoreBuilder Shares 19

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS, or visiting the SEC Web site at WWW.SEC.GOV. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS or by visiting the SEC Web site at WWW.SEC.GOV.

TAX INFORMATION

Pursuant to Section 871(k)(1)(c) of the Code, the Fund designate the following amount of their income dividends paid during the year ended December 31, 2008, as interest-related dividends:

                                          Interest-Related
FUND                                         Dividends
-----------------------------             ----------------
COREBUILDER SHARES - SERIES M                  $2,511

Pursuant to Section 871(k)(2)(c) of the Internal Revenue Code, the Fund listed below designates the following amount as short-term capital gain dividends for the year ended December 31, 2008:

                                              Short-Term
                                             Capital Gain
FUND                                          Dividends
-----------------------------                ------------
COREBUILDER SHARES - SERIES M                   $9,048

For federal income tax purposes, the Fund designates a percentage of its distributions paid from net investment income during the year as exempt-interest dividends under Section 852(b)(5) of the Code:

                                             % Tax Exempt
                                          Distributions Paid
                                               From Net
FUND                                      Investment Income
-----------------------------             ------------------
COREBUILDER SHARES - SERIES M                    100%

20 Wells Fargo Managed Account CoreBuilder Shares                                                      Other Information (Unaudited)

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for each Fund, except money market funds, are publicly available on the Funds' Web site (WWW.WELLSFARGO.COM/ADVANTAGEFUNDS) on a monthly, 30-day or more delayed basis, and for money market funds, on a monthly, seven-day delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds'Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at WWW.SEC.GOV. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information1 of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 134 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Governance Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

NON-INTERESTED TRUSTEES

                      Position Held and
Name and Age          Length of Service(2)    Principal Occupations During Past Five Years                  Other Directorships
------------------    ----------------------  -----------------------------------------------------------   -------------------
Thomas S. Goho        Trustee, since 1987     Co-Director for the Calloway School of Stephens University    None
66                                            of Wake Forest University. Prior thereto, the Thomas Goho
                                              Chair of Finance of Wake Forest University, Calloway School
                                              of Business and Accountancy, from 2006-2007 and Associate
                                              Professor of Finance from 1999 - 2005.

Peter G. Gordon       Trustee, since 1998;    Co-Founder, Chairman, President and CEO of Crystal Geyser     None
66                    Chairman, since 2005    Water Company.
                      (Lead Trustee since
                      2001)

Judith M. Johnson     Trustee, since 2008     Retired. Prior thereto, Chief Executive Officer and Chief     None
59                                            Investment Officer of Minneapolis Employees Retirement Fund
                                              from 1996 to 2008. Ms. Johnson is a certified public
                                              accountant and a certified managerial accountant.

Olivia S. Mitchell    Trustee, since 2006     Professor of Insurance and Risk Management, Wharton School,   None
55                                            University of Pennsylvania. Director of the Boettner Center
                                              on Pensions and Retirement Research. Research associate and board member, Penn Aging Research Center. Research
                                              associate, National Bureau of Economic Research.

Timothy J. Penny      Trustee, since 1996     President and CEO of Southern Minnesota Initiative            None
57                                            Foundation, a non-profit organization since 2007 and Senior
                                              Fellow at the Humphrey Institute Policy Forum at the
                                              University of Minnesota since 1995. Member of the Board of
                                              Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007,

Donald C. Willeke     Trustee, since 1996     Principal of the law firm of Willeke & Daniels. General       None
68                                            Counsel of the Minneapolis Employees Retirement Fund from
                                              1984 to present.

Other Information (Unaudited)                                                      Wells Fargo Managed Account CoreBuilder Shares 21

INTERESTED TRUSTEE(3)

                         Position Held and
Name and Age           Length of Service(2)          Principal Occupations During Past Five Years           Other Directorships
------------------     ---------------------  -----------------------------------------------------------   -------------------
J. Tucker Morse4      Trustee, since 1987     Private Investor/Real Estate Developer. Prior thereto,        None
64                                            Chairman of Whitepoint Capital, LLC until 2004.

ADVISORY BOARD MEMBERS

                        Position Held and
Name and Age           Length of Service(2)          Principal Occupations During Past Five Years           Other Directorships
------------------    ----------------------  -----------------------------------------------------------   -------------------
Isaiah Harris, Jr.    Advisory Board          Retired. Prior thereto, President and CEO of BellSouth        CIGNA Corporation;
56                    Member, since 2008      Advertising and Publishing Corp. from 2005 to 2007,           Deluxe Corporation
                                              President and CEO of BellSouth Enterprises from 2004 to
                                              2005 and President of BellSouth Consumer Services from 2000 to 2003. Currently a member of the Iowa State University
                                              Foundation Board of Governors and a member of the Advisory
                                              Board of Iowa State University School of Business.

David F. Larcker      Advisory Board          James Irvin Miller Professor of Accounting at the Graduate    None
58                    Member, since 2008      School of Business, Stanford University. Director of
                                              Corporate Governance Research Program and Co-Director of The
                                              Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
                                              Business, Stanford University. Prior thereto, Ernst & Young
                                              Professor of Accounting at The Wharton School, University of
                                              Pennsylvania from 1985 to 2005.

OFFICERS

                        Position Held and
Name and Age           Length of Service(2)          Principal Occupations During Past Five Years           Other Directorships
------------------    ----------------------  -----------------------------------------------------------   -------------------
Karla M. Rabusch      President, since 2003   Executive Vice President of Wells Fargo Bank, N.A. and        None
49                                            President of Wells Fargo Funds Management, LLC since 2003.
                                              Senior Vice President and Chief Administrative Officer of
                                              Wells Fargo Funds Management, LLC from 2001 to 2003.

C. David Messman      Secretary, since 2000;  Senior Vice President and Secretary of Wells Fargo Funds      None
48                    Chief Legal Officer,    Management, LLC since 2001. Managing Counsel of Wells Fargo
                      since 2003              Bank, N.A. since 2000.

Stephen W. Leonhardt  Treasurer, since 2007   Vice President and Manager of Fund Accounting, Reporting      None
49                                            and Tax for Wells Fargo Funds Management, LLC since 2007.
                                              Director of Fund Administration and SEC Reporting for
                                              TIAA-CREF from 2005 to 2007. Chief Operating Officer for
                                              UMB Fund Services, Inc. from 2004 to 2005. Controller for
                                              Sungard Transaction Networks from 2002 to 2004.

Debra Ann Early       Chief Compliance        Chief Compliance Officer of Wells Fargo Funds Management,     None
44                    Officer, since 2007     LLC since 2007. Chief Compliance Officer of Parnassus
                                              Investments from 2005 to 2007. Chief Financial Officer of
                                              Parnassus Investments from 2004 to 2007. Senior Audit
                                              Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

----------
1. The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds'Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

2. Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

3. As of November 30, 2008, one of the seven Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

4.    Retired as Interested Trustee effective December 31, 2008.

22 Wells Fargo Managed Account CoreBuilder Shares                                                              List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG    --  Association of Bay Area Governments
ADR     --  American Depositary Receipt
AMBAC   --  American Municipal Bond Assurance Corporation
AMT     --  Alternative Minimum Tax
ARM     --  Adjustable Rate Mortgages
BART    --  Bay Area Rapid Transit
CDA     --  Community Development Authority
CDO     --  Collateralized Debt Obligation
CDSC    --  Contingent Deferred Sales Charge
CGIC    --  Capital Guaranty Insurance Company
CGY     --  Capital Guaranty Corporation
CIFG    --  CDC (Caisse des Depots et Consignations) IXIS Financial Guarantee
COP     --  Certificate of Participation
CP      --  Commercial Paper
CTF     --  Common Trust Fund
DW&P    --  Department of Water & Power
DWR     --  Department of Water Resources
ECFA    --  Educational & Cultural Facilities Authority
EDFA    --  Economic Development Finance Authority
ETET    --  Eagle Tax-Exempt Trust
FFCB    --  Federal Farm Credit Bank
FGIC    --  Financial Guaranty Insurance Corporation
FHA     --  Federal Housing Authority
FHAG    --  Federal Housing Agency
FHLB    --  Federal Home Loan Bank
FHLMC   --  Federal Home Loan Mortgage Corporation
FNMA    --  Federal National Mortgage Association
FSA     --  Farm Service Agency
GDR     --  Global Depositary Receipt
GNMA    --  Government National Mortgage Association
GO      --  General Obligation
HCFR    --  Healthcare Facilities Revenue
HEFA    --  Health & Educational Facilities Authority
HEFAR   --  Higher Education Facilities Authority Revenue
HFA     --  Housing Finance Authority
HFFA    --  Health Facilities Financing Authority
HUD     --  Housing & Urban Development
IDA     --  Industrial Development Authority
IDAG    --  Industrial Development Agency
IDR     --  Industrial Development Revenue
LIBOR   --  London Interbank Offered Rate
LLC     --  Limited Liability Corporation
LOC     --  Letter of Credit
LP      --  Limited Partnership
MBIA    --  Municipal Bond Insurance Association
MFHR    --  Multi-Family Housing Revenue
MTN     --  Medium Term Note
MUD     --  Municipal Utility District
PCFA    --  Pollution Control Finance Authority
PCR     --  Pollution Control Revenue
PFA     --  Public Finance Authority
PFFA    --  Public Facilities Financing Authority
plc     --  Public Limited Company
PSFG    --  Public School Fund Guaranty
R&D     --  Research & Development
RDA     --  Redevelopment Authority
RDFA    --  Redevelopment Finance Authority
REITS   --  Real Estate Investment Trusts
SFHR    --  Single Family Housing Revenue
SFMR    --  Single Family Mortgage Revenue
SLMA    --  Student Loan Marketing Association
STIT    --  Short-Term Investment Trust
TBA     --  To Be Announced
TRAN    --  Tax Revenue Anticipation Notes
USD     --  Unified School District
XLCA    --  XL Capital Assurance

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

THIS PAGE IS INTENTIONALLY LEFT BLANK.

[REDUCE CLUTTER. SAVE TREES. LOGO]
Sign up for electronic delivery of prospectuses and shareholder reports at WWW.WELLSFARGO.COM/ADVANTAGEDELIVERY

[WELLS FARGO LOGO]

FOR MORE INFORMATION

More information on the Fund is available free upon request, including the following documents:

Prospectus

The prospectus contains information about the CoreBuilder Shares - Series M designed to provide investors with important information to assist them in making investment decisions. The Prospectus should be read in conjunction with the Statement of Additional Information and the Form ADV of the separately managed account in which you are investing.

Statement of Additional Information (SAI)

Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports

Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about Wells Fargo CoreBuilder Sharescontact us:
By telephone:
800-368-0627

You may also contact the financial intermediary, broker-dealer or bank, through whom you purchased Fund shares.

From the SEC:

Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.

To obtain information for a fee, write or email:

SEC's Public Reference Section
100"F"Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

(C) 2009 Wells Fargo Funds Management, LLC. All rights reserved.                                                        114432 02-09
                                                                                                                    ACBM/AR130 12-08


ITEM 2. CODE OF ETHICS

As of the end of the period, December 31, 2008, Wells Fargo Funds Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Thomas S. Goho is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Goho is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) AUDIT FEES - Provided below are the aggregate fees billed for the fiscal years ended December 31, 2007 and December 31, 2008 for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

     For the fiscal years ended December 31, 2007 and December 31, 2008, the Audit Fees were $1,872,500 and $1,870,825 respectively.

(b) AUDIT-RELATED FEES - There were no audit-related fees incurred for the fiscal years ended December 31, 2007 and December 31, 2008 for assurance and related services by the principal accountant for the Registrant.

(c) TAX FEES - Provided below are the aggregate fees billed for the fiscal years ended December 31, 2007 and December 31, 2008 for professional services rendered by the principal accountant for the Registrant for tax compliance, tax advice, and tax planning.

     For the fiscal years ended December 31, 2007 and December 31, 2008, the Tax Fees were $115,200 and $109,500, respectively. The incurred Tax Fees are comprised of excise tax review services.

     For the fiscal years ended December 31, 2007 and December 31, 2008, the Tax Fees were $182,208 and $200,185, respectively. The incurred Tax Fees are comprised of tax preparation and consulting services.

(d) ALL OTHER FEES - There were no other fees incurred for the fiscal years ended December 31, 2007 and December 31, 2008.

(e)(1) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Funds Trust, Wells Fargo Fund Trust and Wells Fargo Master Trust (the "Funds"); (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors ("Auditors") if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund's investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the
Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2) Not Applicable.

(f) Not Applicable.

(g) Provided below are the aggregate non-audit fees billed for the fiscal years ended December 31, 2007 and December 31, 2008, by the principal accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.

     For the fiscal years ended December 31, 2007 and December 31, 2008, the Registrant incurred non-audit fees in the amount of $215,000 and $70,000, respectively. The non-audit fees for the fiscal year ended December 31, 2007 consist of SAS70 control reviews of Wells Fargo Bank, N.A., the Funds' custodian of $145,000 and Securities Lending agent of $70,000. The non-audit fees for the fiscal year ended December 31, 2008 consist of SAS70 control reviews of Wells Fargo Bank, N.A., Securities Lending agent of $70,000.

     For the fiscal years ended December 31, 2007 and December 31, 2008, the Registrant's investment adviser incurred non-audit fees in the amount of $42,000 and $180,000, respectively. The non-audit fees for the year-ended December 31, 2007 relate to examination of securities pursuant to rule 206
     (4)-2 under the Investment Advisors Act of 1940. The non-audit fees for the year ended December 31, 2008 consist of procedure reviews for mergers associated with fund reorganizations in the amount of $135,000 and the non-audit fees in the amount of $45,000 relate to examinations of securities pursuant to rule 206 (4) - 2 under the Investment Advisors Act of 1940.

(h) The Registrant's audit committee of the board of directors has determined that non-audit services rendered to the registrant's investment adviser, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of the Regulation S-X, does not compromise the independence of the principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEMS 6. SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Governance Committee (the "Committee") of the Board of Trustees of the registrant (the "Trust") has adopted procedures by which a shareholder of any series of the Trust may submit properly a nominee recommendation for the Committee's consideration.

The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust.

The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the "candidate"); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of

1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Trust's books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the "Trust") disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Wells Fargo Funds Trust


                                        By: /s/ Karla M. Rabusch
                                            Karla M. Rabusch
                                            President

Date: February 20, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.


                                        By: /s/ Karla M. Rabusch
                                            Karla M. Rabusch
                                            President

Date: February 20, 2009


                                        By: /s/ Stephen W. Leonhardt
                                            Stephen W. Leonhardt
                                            Treasurer

Date: February 20, 2009

                                                                 Exhibit 99.CERT

                                  CERTIFICATION

I, Karla M. Rabusch, certify that:

1. I have reviewed this report on Form N-CSR of Wells Fargo Funds Trust on behalf of the following series: Wells Fargo Managed Account CoreBuilder Shares - Series M and Wells Fargo Managed Account CoreBuilder Shares - Series G;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:

     a) designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     c) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing of this report based on such evaluation; and

     d) disclosed in this report any change in the registrant's internal controls over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     a) all significant deficiencies in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.

Date: February 20, 2009


/s/ Karla M. Rabusch
-------------------------------------
Karla M. Rabusch
President
Wells Fargo Funds Trust

                                                                 Exhibit 99.CERT

                                  CERTIFICATION

I, Stephen W. Leonhardt, certify that:

1. I have reviewed this report on Form N-CSR of Wells Fargo Funds Trust on behalf of the following series: Wells Fargo Managed Account CoreBuilder Shares - Series M and Wells Fargo Managed Account CoreBuilder Shares - Series G;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:

     a) designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     c) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing of this report based on such evaluation; and

     d) disclosed in this report any change in the registrant's internal controls over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     a) all significant deficiencies in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.

Date: February 20, 2009


/s/ Stephen W. Leonhardt
-------------------------------------
Stephen W. Leonhardt
Treasurer
Wells Fargo Funds Trust

                            SECTION 906 CERTIFICATION

     Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Wells Fargo Funds Trust (the "Trust"), hereby certifies, to the best of her knowledge, that the Trust's report on Form N-CSR for the period ended December 31, 2008 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

     Date: February 20, 2009


                                        /s/ Karla M. Rabusch

                                        Karla M. Rabusch
                                        President
                                        Wells Fargo Funds Trust

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended and 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Securities and Exchange Commission.

                            SECTION 906 CERTIFICATION

     Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Wells Fargo Funds Trust (the "Trust"), hereby certifies, to the best of his knowledge, that the Trust's report on Form N-CSR for the period ended December 31, 2008 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

     Date: February 20, 2009


                                        /s/ Stephen W. Leonhardt

                                        Stephen W. Leonhardt
                                        Treasurer
                                        Wells Fargo Funds Trust

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended and 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Securities and Exchange Commission.

                            WELLS FARGO FUNDS TRUST
                            WELLS FARGO MASTER TRUST
                           WELLS FARGO VARIABLE TRUST

JOINT CODE OF ETHICS FOR PRINCIPAL EXECUTIVE OFFICER AND SENIOR FINANCIAL
OFFICERS

I.       COVERED OFFICERS / PURPOSE OF THE CODE

         This Code of Ethics ("Code") of Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust (collectively, the "Trusts" and each, "a Trust") applies to each Trust's Principal Executive Officer, Principal Financial Officer and any other Trust officer's listed on Exhibit A (the "Covered Officers") for the purpose of promoting:

    o honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

    o full, fair, accurate, timely and understandable financial disclosure in reports and documents that a Trust files with, or submits to, the Securities and Exchange Commission ("SEC") and in other public communications made by the Trust;

    o compliance with applicable laws and governmental rules and regulations;

    o the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

    o accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II. COVERED OFFICERS SHOULD HANDLE ETHICALLY BOTH ACTUAL AND APPARENT CONFLICTS OF INTEREST

         OVERVIEW. A "conflict of interest" occurs when a Covered Officer's private interest interferes with the interests of, or his or her service to, a Trust. For example, a conflict of interest would arise if a Covered Officer, or a member of his or her family, receives improper personal benefits as a result of his or her position with the Trust. Certain conflicts of interest arise out of the relationships between Covered Officers and the Trust and already are subject to conflict of interest provisions in the Investment Company Act of 1940 ("Investment Company Act") and the Investment Advisers Act of 1940 ("Investment Advisers Act"). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Trust because of their status as "affiliated persons" of the Trust. The compliance programs and procedures of the Trust and Wells Fargo Funds Management, LLC (the

"Adviser") are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Trust and the Adviser, of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Trust or for the Adviser, or for both), be involved in establishing policies and implementing decisions that will have different effects on the Adviser and the Trust. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Trust and the Adviser and is consistent with the performance by the Covered Officers of their duties as officers of the Trust. Each Covered Officer recognizes that, as an officer of a Trust, he or she has a duty to act in the best interests of the Trust and its shareholders. If a Covered Officer believes that his or her responsibilities as an officer or employee of the Adviser are likely to materially compromise his or her objectivity or his or her ability to perform the duties of his or her role as an officer of the Trust, he or she should consult with the Chief Legal Officer. Under appropriate circumstances, a Covered Officer should also consider whether to present the matter to the Board. In addition, it is recognized by the Trust's Board of Trustees ("Board") that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

         Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Trust.

                                     * * * *

         Each Covered Officer must:

    o not use his or her personal influence or personal relationships improperly to influence investment decisions or financial reporting by a Trust whereby the Covered Officer would benefit personally to the detriment of the Trust;

    o not cause the Trust to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of a Trust;

    o not use material non-public knowledge of portfolio transactions made or contemplated for the Trust to trade personally or cause others to trade personally in contemplation of the market effect of such transactions;

    o not retaliate against any other Covered Officer or any employee of a Trust or its affiliated persons for reports of potential violations that are made in good faith; and

    o not engage in personal, business or professional relationships or dealings that would impair his or her independence of judgment or adversely affect the performance of his or her duties in the best interests of the Trust and their shareholders.

         There are some conflict of interest situations that should always be approved in advance by the Chief Legal Officer of the Trust (the "Chief Legal Officer") if material. Examples of these include:

    o service as a director on the board of any public or private for-profit company (provided, however, that a Covered Officer who is employed by another company (e.g., Wells Fargo) may serve as a director of such company or any entity, controlling, controlled by, or under common control with, such company);

    o acquiring a financial interest in any company that provides services to the Trust (provided, however, that a Covered Officer who is employed by another company (e.g., Wells Fargo) may have an ownership interest in his or her employer or the employer's parent company);

    o the receipt of any entertainment or gifts from any person or company with which the Trust has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety;

    o any consulting or employment relationship with any of the Trust's service providers, other than with the primary employer of the Covered Officer; and

    o a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Trust for effecting portfolio transactions or for selling or redeeming shares, other than an interest arising from the Covered Officer's primary employment, such as compensation or equity ownership.

III.     DISCLOSURE AND COMPLIANCE

         Each Covered Officer should familiarize himself or herself with the disclosure requirements generally applicable to the Trust.

         Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Trust to others, whether within or outside the Trust, including to the Board and the Trust's auditors, and to governmental regulators and self-regulatory organizations.

         Each Covered Officer should, to the extent appropriate within his or her area of responsibility, consult with other officers and employees of the Trust and the Adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Trust files with, or submits to, the SEC and in other public communications made by the Trust.

         It is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

         Each Covered Officer should, consistent with his or her responsibilities, exercise appropriate supervision over and assist relevant Trust service providers in developing financial information and other disclosure that complies with relevant law and presents information in a clear, comprehensible and complete manner.

         Each Covered Officer is responsible for the accuracy of the records and reports that he or she is responsible for maintaining. The books and records of the Trust shall meet the highest standards and accurately reflect the true nature of the transactions they record. The Covered Officers must not create false or misleading documents or accounting, financial or electronic records for any purpose, and must not direct any other person to do so. If a Covered Officer becomes aware that information filed with the SEC or made available to the public contains any false or misleading information or omits to disclose necessary information, he shall promptly report it to Chief Legal Officer for a determination as to what, if any, corrective action is necessary or appropriate.

         No undisclosed or unrecorded account or fund shall be established for any purpose. No false or misleading entries shall be made in a Trust's books or records for any reason. No disbursement of a Trust's assets shall be made without adequate supporting documentation or for any purpose other than as described in the Trust's documents or contracts.

         A Trust will maintain and preserve for a period of not less than six
(6) years from the date such action is taken, the first two (2) years in an easily accessible place, a copy of the information or materials supplied to the
Board: (i) that provided the basis for any amendment or waiver to this Code, and
(ii) relating to any violation of the Code and sanctions imposed for such violation, together with a written record of the approval or action taken by the Board.

IV.      REPORTING AND ACCOUNTABILITY

         Each Covered Officer must:

    o upon adoption of the Code (or thereafter upon becoming a Covered Officer), affirm in writing (in the form attached to this Code) to the Board that he or she has received, read, and understands the Code;

    o annually thereafter affirm in writing (in the form attached to this Code) to the Board that he or she has complied with the requirements of the Code; and

    o notify the Chief Legal Officer of the Trust promptly if he or she knows of any violation of this Code. Failure to do so is itself a violation of this Code.

         The Chief Legal Officer is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation. While the Chief Legal Officer in authorized to interpret this Code, an approval of a situation that is expressly prohibited by this Code is deemed to be a "waiver" and can be approved only by the Board.

         The Trust will follow these procedures in investigating and enforcing this Code:

    o the Chief Legal Officer will take all appropriate action to investigate any potential violations reported to him or her;

    o if, after such investigation, the Chief Legal Officer believes that no violation has occurred, the Chief Legal Officer is not required to take any further action;

    o any matter that the Chief Legal Officer believes is a violation will be reported to the Board;

    o if the Board concurs that a violation has occurred, it will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the Adviser; or a recommendation to dismiss the Covered Officer;

    o the Board will be responsible for granting waivers, as appropriate (a "waiver" is the approval of a situation that is expressly prohibited by this Code); and

    o any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Trusts for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Trusts or the Adviser govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The codes of ethics adopted by the Trusts and the Adviser under Rule 17j-1 under the Investment Company Act are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI.      AMENDMENTS

         Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Board, including a majority of independent Trustees.

VII.     CONFIDENTIALITY

         All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except upon request of the SEC or another regulatory agency, or as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than Board and its counsel.

VIII.    INTERNAL USE

         The Code is intended solely for the internal use by each Trust and does not constitute an admission, by or on behalf of any Trust, as to any fact, circumstance, or legal conclusion.



Adopted: August 5, 2003

                                    EXHIBIT A


                           PERSONS COVERED BY THE CODE



Karla Rabusch, President of each Trust

Stephen Leonhardt, Treasurer of each Trust







Exhibit A amended:  May 9, 2007

                                    EXHIBIT B

                            COMPLIANCE CERTIFICATIONS





                              INITIAL CERTIFICATION



I CERTIFY THAT I:        (I)     HAVE RECEIVED, READ AND REVIEWED THE JOINT CODE
                                 OF ETHICS FOR PRINCIPAL EXECUTIVE OFFICER AND
                                 SENIOR FINANCIAL OFFICERS (the "Code");
                         (II)    UNDERSTAND THE POLICIES AND PROCEDURES IN THE
                                 CODE;
                         (III)   RECOGNIZE THAT I AM SUBJECT TO SUCH POLICIES
                                 AND PROCEDURES;
                         (IV)    UNDERSTAND THE PENALTIES FOR NON-COMPLIANCE;
                         (V)     WILLFULLY COMPLY WITH THE CODE AND ANY RELATED
                                 PROCEDURES;
                         (VI)    ACKNOWLEDGE MY RESPONSIBILITY TO REPORT ANY
                                 VIOLATION OF THE CODE TO LEGAL COUNSEL;
                         (VII)   UNDERSTAND THAT THE TRUSTS HAVE THE RIGHT TO
                                 AMEND, INTERPRET, MODIFY OR WITHDRAW ANY OF THE
                                 PROVISIONS OF THE CODE AT ANY TIME IN THEIR
                                 SOLE DISCRETION, WITH OR WITHOUT NOTICE; AND
                         (VIII)  HAVE FULLY AND ACCURATELY COMPLETED THIS
                                 CERTIFICATE.


Signature:
                        --------------------------------------------------------
(Please print)
Name:
                        --------------------------------------------------------
Date Submitted:
                        --------------------------------------------------------
Date Due:
                        --------------------------------------------------------

                              ANNUAL CERTIFICATION



I CERTIFY THAT I:        (I)     HAVE RECEIVED, READ AND REVIEWED THE JOINT CODE
                                 OF ETHICS FOR PRINCIPAL EXECUTIVE OFFICER AND
                                 SENIOR FINANCIAL OFFICERS (the "Code");
                         (II)    UNDERSTAND THE POLICIES AND PROCEDURES IN THE
                                 CODE;
                         (III)   RECOGNIZE THAT I AM SUBJECT TO SUCH POLICIES
                                 AND PROCEDURES;
                         (IV)    UNDERSTAND THE PENALTIES FOR NON-COMPLIANCE;
                         (V)     HAVE FULLY COMPLIED
                                 WITH THE CODE AND ANY RELATED PROCEDURES;
                         (VI)    HAVE FULLY DISCLOSED ANY EXCEPTIONS TO MY
                                 COMPLIANCE WITH THE CODE;
                         (VII)   WILLFULLY COMPLY WITH THE CODE OF ETHICS;
                         (VIII)  ACKNOWLEDGE MY RESPONSIBILITY TO REPORT ANY
                                 VIOLATION OF THE CODE TO LEGAL COUNSEL;
                         (IX)    UNDERSTAND THAT THE TRUSTS HAVE THE RIGHT TO
                                 AMEND, INTERPRET, MODIFY OR WITHDRAW ANY OF THE
                                 PROVISIONS OF THE CODE AT ANY TIME IN THEIR
                                 SOLE DISCRETION, WITH OR WITHOUT NOTICE; AND
                         (X)     HAVE FULLY AND ACCURATELY COMPLETED THIS
                                 CERTIFICATE



EXCEPTION(S):


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



Signature:
                        --------------------------------------------------------
(Please print)
Name:
                        --------------------------------------------------------
Date Submitted:
                        --------------------------------------------------------
Date Due:
                        --------------------------------------------------------